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                                                                   Exhibit 99.01

                                 Certification

              Pursuant to Section 906 of the Sarbanes-Oxley Act of
 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 15, 2003                     /s/ Barry Mindes
                                         ----------------
                                         Name: Barry Mindes
                                         Title: Chairman of the Board and Chief
                                         Executive Officer



         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.